UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 8, 2000




                             Ableauctions.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                    000-28179                 Not Available
------------------------    -----------------------    -------------------------
(State of incorporation)    (Commission file number)        (I.R.S. Employer
                                                           Identification No.)


                              7303 East Earll Drive
                            Scottsdale, Arizona 85251
       -------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (602) 224-3731
       -------------------------------------------------------------------
               Registrant's telephone number, including area code



                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Davidson & Company (the "Former Accountant"), was replaced as independent certified public accountant and independent auditor for Ableauctions.com, Inc. (the "Company") on November 8, 2000. The Company's decision to change accountants was approved by its Board of Directors.

     The Former Accountant was replaced prior to reporting on the Company's financial statements for any period.

     During the Company's fiscal year ended December 31, 1999, and through the date of this report, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its report on the financial statements for such year.

     During the fiscal year ended December 31, 1999, and through the date of this report, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a) (1)(iv)(A) and (B)(1) through (3) of Item 304 of Regulation S-B.

     On November 8, 2000, the Company engaged Shikaze Ralston Tam Kurozumi as its independent auditors and independent certified public accountant.

     The Company has provided the Former Accountant with a copy of the foregoing disclosures and has requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter has been filed as an exhibit to this report in accordance with Item 601 of Regulation S-B.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is filed as part of this report:

          Exhibit
          Number              Description
          ------              -----------
           16.1               Letter, dated  November 9, 2000 from Davidson &
                              Company to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ABLEAUCTIONS.COM, INC.



November 9, 2000                        By /s/ Abdul Ladha
---------------                            -------------------------------------
(Date)                                  Name:  Abdul Ladha
                                        Title: President, Chief Executive
                                               Officer and Director

                                 EXHIBIT INDEX


Exhibit
Number              Description
------              -----------
  16.1              Letter,  dated  November 9, 2000 from  Davidson & Company to the Securities and Exchange Commission stating that it has reviewed Item 4 in the Form 8-K and is in agreement.